Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO THE

ANTIBODY LIBRARY SUBSCRIPTON AGREEMENT

BETWEEN

DISTRIBUTED BIO INC. AND SURROZEN, INC.

THIS FIRST AMENDMENT TO THE AGREEMENT (“First Amendment”) is made effective as of January 15th, 2019 (the “Amendment Date”) and is entered into by and between Distributed Bio, Inc. a California corporation, having offices at 329 Oyster Point Blvd, 3rd Floor, South San Francisco, CA US 94080 (“Distributed Bio”) and Surrozen, Inc. having its principal offices at 171 Oyster Point Blvd, Suite 400, So San Francisco, CA 94080 (“Surrozen”) to amend their Antibody Library Subscription Agreement dated September 30, 2016 (the “Agreement”).

Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, Distributed Bio and Surrozen entered into the Agreement for Surrozen’s use of Distributed Bio’s Antibody Library;

WHEREAS, Surrozen and Distributed Bio agree to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, Distributed Bio and Surrozen agree as follows:

1.	Research

Distributed Bio and Surrozen agree to replace the definition of “Research” in the Agreement with the following definition:

“Research” means the research undertaken by Surrozen using the Antibody Library to identify Antibody(ies) directed to an unlimited number of Surrozen’s proprietary targets per year beginning the second year (i.e., after the first anniversary of the Effective Date) and each year thereafter that the annual maintenance fee is paid. Surrozen shall not be obligated to disclose the identity of its proprietary targets to Distributed Bio.

2.	Subscription Payments and Milestones

Distributed Bio and Surrozen agree to amend Paragraph 3(b) as follows:

(b)	(1) Within [****] of the Amendment Date, Surrozen shall pay Distributed Bio [****];

(2)	Surrozen shall make an annual fee payment (“Annual Fee”) due within [****] of the Effective Date as follows:

(i)	No Annual Fee shall be due on the first and second anniversaries of the Effective Date;

(ii)	On the third and fourth anniversaries of the Effective Date, Surrozen will pay to Distributed Bio an Annual Fee of Two Hundred Thousand Dollars ($200,000); and

(iii)	On the fifth anniversary and each anniversary thereafter of the Effective Date, Surrozen will pay to Distributed Bio an Annual Fee of Two Hundred Fifty Thousand Dollars ($250,000).

3.	Termination

Distributed Bio and Surrozen agree to amend Paragraph 15 as follows:

Term and Termination. This Agreement shall have an initial term of four (4) years from the Effective Date (the “Initial Term”) and shall automatically renew for additional one-year terms, unless terminated by Surrozen. Surrozen may terminate this Agreement at any time after the fourth anniversary of the Effective Date, but not before, and such termination shall be effective upon written notice to Distributed Bio. Either Party (the “Non-breaching Party”) may, without prejudice to any other remedies available to it, terminate this Agreement in the event the other Party (the “Breaching Party”) has materially breached this Agreement, and such breach has continued for sixty (60) days (the “Cure Period”) after written notice thereof is provided to the Breaching Party by the Non-breaching Party, such notice describing the alleged material breach in sufficient detail to put the Breaching Party on notice. Within [****] after termination or expiration of this Agreement, Surrozen shall return or destroy, at Distributed Bio’s discretion, the Materials, and if destroyed, provide written certification of such destruction; provided that Surrozen may retain any Materials to the extent such Materials encompass an Antibody for which Surrozen has filed for patent protection pursuant to Section 9. The provisions of Sections 2, 3 (with respect to payments due prior to such termination), 5, 6, 7, 8, 9, 13, 14, and 16-20 shall survive any termination or expiration of this Agreement.

4.	No Other Changes. Except as expressly provided in this First Amendment, all terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this First Amendment by its duly authorized officer as of the day and year written below.

DISTRIBUTED BIO INC. (“Distributed Bio”)		SURROZEN INC. (“Surrozen”)

By:	/s/ Giles Day	By:	/s/ Craig Parker
Name:	Giles Day	Name:	Craig Parker
Title:	President & CEO	Title:	CEO

Date:	January 10th 2019	Date:	January 15, 2019